CENTRAL SECURITIES CORPORATION

_________

INTERIM REPORT TO STOCKHOLDERS

AS OF SEPTEMBER 30, 2026

[2]

To the Stockholders of

Central Securities Corporation:

Financial data for the quarter ended September 30, 2026 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	Sept. 30, 2026	June 30, 2026	Dec. 31, 2025
Net assets	$1,963,946,961	$1,835,257,298	$1,787,876,237
Net assets per share of Common Stock	$66.46	$62.11	$60.50
Shares of Common Stock outstanding	29,549,265	29,549,265	29,549,265

Comparative operating results are as follows:

	Nine months ended September 30,
	2026		2025
Net investment income	$41,668,123		$23,504,656
Per share of Common Stock	1.41	*	0.81	*
Net realized gain on sale of investments	48,856,593		44,936,548
Increase in net unrealized appreciation of investments	94,706,280		144,840,516
Increase in net assets resulting from operations	185,230,996		213,281,720

* Per-share data are based on the average number of Common shares outstanding during the nine-month period.

During the nine months ended September 30, 2026, the Corporation did not purchase any shares of its Common Stock. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

Stockholders’ inquiries are welcome.

John C. Hill   Wilmot H. Kidd

630 Fifth Avenue

New York, NY 10111

October 21, 2026

[3]

PRINCIPAL PORTFOLIO CHANGES

July 1 to September 30, 2026

(Common Stock unless specified otherwise)

(unaudited)

	Additions	Deletions	Held September 30, 2026
Cellebrite DI Ltd.	200,000	—	1,500,000
Rayonier Inc.	400,000	—	1,660,130
Sea Ltd. ADR	150,000	—	150,000
Teledyne Technologies Incorporated	10,000	—	80,000

TEN LARGEST INVESTMENTS

September 30, 2026

(excluding short-term investments)

(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc. Class A	$0.7	$503.0	25.6%	1982
Analog Devices, Inc.	1.5	138.8	7.1	1987
Alphabet Inc. Class A	17.8	137.6	7.0	2015
The Progressive Corporation	22.7	82.9	4.2	2015
Keysight Technologies, Inc.	2.3	72.8	3.7	2005
The Charles Schwab Corporation	25.7	68.4	3.5	2016
Capital One Financial Corporation	27.1	67.6	3.4	2013
Meta Platforms, Inc. Class A	27.2	65.3	3.3	2021
Amazon.com, Inc.	10.1	64.8	3.3	2014
Motorola Solutions, Inc.	5.5	62.4	3.2	2000

[4]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman

L. Price Blackford, Lead Independent Director

Simms C. Browning

Donald G. Calder

John C. Hill

Wilmot H. Kidd IV

David M. Poppe

OFFICERS

John C. Hill, Chief Executive Officer and President

Marlene A. Krumholz, Vice President and Secretary

Joseph T. Malone, Vice President and Treasurer

Jacob C. Wheelock, Vice President

OFFICE

630 Fifth Avenue

New York, NY 10111

212-698-2020

866-593-2507 (toll free)

www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

P. O. Box 43078, Providence, RI 02940-3078

800-756-8200

www.computershare.com

CUSTODIAN

JPMorgan Chase Bank, National Association

New York, NY

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

New York, NY